Boston Therapeutics, Inc.

(A Development Stage Company)

Unaudited Interim Financial Statements

For the nine month period ended September 30, 2010 and the period from Inception (June 15, 2009) to September 30, 2009 and September 30, 2010

Boston Therapeutics, Inc.

(A Development Stage Company)

FINANCIAL STATEMENTS

For the nine month period ended September 30, 2010 and the period from Inception (June 15, 2009) to September 30, 2009 and September 30, 2010

Boston Therapeutics, Inc.

(A Development Stage Company)

FINANCIAL STATEMENTS

For the nine month period ended September 30, 2010 and the period from Inception (June 15, 2009) to September 30, 2009 and September 30, 2010

C O N T E N T S

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Financial Statements:

      Notes to Financial Statements.............................................................................................     5-8

Boston Therapeutics, Inc.
(A Development Stage Company)
Balance Sheets
September 30, 2010 and December 31, 2009
(Unaudited)

	September 30, 2010	December 31, 2009

ASSETS

Cash	$ 11,460	$ 570
Accounts receivable	760	-
Prepaid expenses	3,500	-
Inventory	4,609	-
Total current assets	20,329	570

Total assets	$ 20,329	$ 570

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$ 4,550	$ 700
Accrued expenses	43,498	32,695
Advances - related party	60,000	-
Total current liabilities	108,048	33,395

Advances - related party	-	8,000

Total liabilities	108,048	41,395

Stockholders’ deficit:
Common stock, no par value, 5,000,000 shares
authorized, issued and outstanding	-	-
Deficit accumulated during the development stage	(87,719)	(40,825)
Total stockholders’ deficit	(87,719)	(40,825)

Total liabilities and stockholders’ deficit	$ 20,329	$ 570

The accompanying notes are an integral part of these financial statements.

Boston Therapeutics, Inc.
(A Development Stage Company)
Statements of Operations
For the nine month period ended September 30, 2010
and the periods from Inception (June 15, 2009) through September 30, 2010 and 2009 (Unaudited)
(Unaudited)

	Nine Months Ended September 30, 2010	Period From Inception (June 15, 2009) to September 30, 2010	Period From Inception (June 15, 2009) to September 30, 2009

Revenue	$ 2,700	$ 2,700	$ -

Cost of goods sold	2,743	2,743	-

Gross margin	(43)	(43)	-

Operating expenses:
Research and development	1,925	6,170	618
Sales and marketing	5,584	5,765	62
General and administrative	37,859	74,103	1,055
Total operating expenses	45,368	86,038	1,735

Interest expense-related party	1,483	1,638	-

Net loss	$ (46,894)	$ (87,719)	$ (1,735)

The accompanying notes are an integral part of these financial statements.

Boston Therapeutics, Inc.
(A Development Stage Company)
Statement of Changes in Stockholders' Deficit
For the Period from December 31, 2009 to September 30, 2010
(Unaudited)

			Deficit Accumulated	Total
	Common Stock		During the	Stockholders'
	Shares	Amount	Development Stage	Deficit

Balance, December 31, 2009	5,000,000	$ -	$ (40,825)	$ (40,825)

Net loss	-	-	(46,894)	(46,894)

Balance, September 30, 2010	5,000,000	$ -	$ (87,719)	$ (87,719)

The accompanying notes are an integral part of these financial statements.

Boston Therapeutics, Inc.
(A Development Stage Company)
Statements of Cash Flows
For the nine month period ended September 30, 2010
and the periods from Inception (June 15, 2009) through September 30, 2010 and 2009
(Unaudited)

	Nine Months Ended September 30, 2010	Period From Inception (June 15, 2009) to September 30, 2010	Period From Inception (June 15, 2009) to September 30, 2009

Cash flows from operating activities:
Net loss	$ (46,894)	$ (87,719)	$ (1,735)
Adjustments to reconcile net loss to cash
used in operating activities:
Increase in:
Accounts receivable	(760)	(760)	-
Prepaid expenses	(3,500)	(3,500)	-
Inventory	(4,609)	(4,609)	-
Accounts payable	3,850	4,550	-
Accrued expenses	10,803	43,498	50
Net cash used in operating activities	(41,110)	(48,540)	(1,685)

Cash flows from financing activities
Proceeds from advances - related party	52,000	60,000	3,000
Net cash provided by financing activities	52,000	60,000	3,000

Net increase in cash and cash equivalents	10,890	11,460	1,315

Cash and cash equivalents, beginning of period	570	-	-

Cash and cash equivalents, end of period	$ 11,460	$ 11,460	$ 1,315

Supplemental disclosure of cash flow information:

Cash paid during the period for:
Interest	$ -	$ -	$ -

Income taxes	$ -	$ -	$ -

The accompanying notes are an integral part of these financial statements.

Boston Therapeutics, Inc.

(A Development Stage Company)

Notes to Unaudited Financial Statements

For the nine month period ended September 30, 2010 and the period from Inception (June 15, 2009) to September 30, 2009 and September 30, 2010

1.         GENERAL ORGANIZATION AND BUSINESS

Boston Therapeutics, Inc. (“BTI” or the “Company”) was incorporated under the laws of the state of New Hampshire on June 15, 2009.  The Company is in the business of developing, manufacturing and selling, among other things, dietary supplements including its initial product, SugarDown™, a complex carbohydrate based dietary supplement based upon the BTI’s proprietary processes and technology. SugarDown™ is currently in the initial stage of market introduction.

The Company has minimal operations and is considered to be in the development stage as of September 30, 2010.

In March 2010, the Company completed its first product SugarDown™, a complex carbohydrate based dietary supplement based upon the BTI’s proprietary processes and technology. SugarDown™ is currently in the initial stage of market introduction.

On November 10, 2010, the Company entered into an Agreement and Plan of Merger with Avanyx Therapeutics, Inc. (“Avanyx”).  Under the terms of the agreement, the Company merged into Avanyx with Avanyx being the surviving entity.  Avanyx issued 4,000,000 shares of common stock to the stockholders of the Company in exchange for all the outstanding common stock of the Company, and Avanyx’s name was changed to Boston Therapeutics, Inc.  Avanyx’s Chief Executive Officer is also a founder and 10% shareholder of the Company.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  The Company is a recently formed entity with limited resources and operating history.   As shown in the accompanying financial statements, the Company has incurred net losses of $87,719 for the period from June 15, 2009 (inception) to September 30, 2010 and has negative working capital of $87,719.  The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations from the development of its new business opportunities.

There can be no assurance that the Company will be successful in raising additional capital.  Without such additional capital, the Company may be required to cease operations.

These conditions raise substantial doubt about the Company's ability to continue as a going concern.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

2.         SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES

Basis of Presentation

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP") for interim financial information.  It is suggested that these consolidated condensed financial statements be read in conjunction with the Company's financial statements for its period ended December 31, 2009. In the opinion of management, the statements contain all adjustments, including normal recurring adjustments necessary in order to present fairly the financial position as of September

Boston Therapeutics, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the nine month period ended September 30, 2010 and the period from Inception (June 15, 2009) to September 30, 2009 and September 30, 2010

2.         SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES…continued

30, 2010 and the results of operations for the nine month periods ended September 30, 2010 and 2009 and the period from inception (June 15, 2009) through September 30, 2010.  The year-end balance sheet data was derived from the audited financial statements but does not include all disclosures required by accounting principles generally accepted in the United States of America.  The results disclosed in the Statements of Operations for the nine months ended September 30, 2010 and 2009 are not necessarily indicative of the results to be expected for the full fiscal year.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of reporting within the statement of cash flows, the Company considers all cash on hand, cash accounts not subject to withdrawal restrictions or penalties, and all highly liquid investments with original maturities of 90 days or less at the time of acquisition to be cash equivalents.

The Company maintains its cash in institutions insured by the Federal Deposit Insurance Corporation.

Revenue Recognition

The company generates revenues from sales of SugarDown™.  Revenue is recognized as product is shipped from an outside fulfillment operation.

3.         STOCKHOLDERS’ EQUITY

The Company is authorized to issue up to 5,000,000 shares of its no par value common stock.

Common Stock

On June 15, 2009, the Company issued 5,000,000 shares of its no par value common stock to its three founders for no consideration.  No other issuances of common stock were made through November 10, 2010.

4.         RELATED PARTY TRANSACTIONS

A shareholder advanced $60,000 to the Company to fund start-up costs.  These advances will be repaid to the shareholder at various times between March 31, 2011 and September 30, 2011.  Advances by the shareholder carry interest at the rate between 6.5% and 7%.  As of September 30, 2010, $1,638 had been recorded as interest expense-related party on the accompanying statement of operations and included in accrued expenses on the accompanying balance sheet.

Boston Therapeutics, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the nine month period ended September 30, 2010 and the period from Inception (June 15, 2009) to September 30, 2009 and September 30, 2010

4.         RELATED PARTY TRANSACTIONS…continued

The shareholder intends, but is not legally obligated, to fund the Company’s start-up costs in this manner until the Company raises sufficient capital.

5.         SUBSEQUENT EVENTS

The Company has evaluated events and transactions that occurred between September 30, 2010 through the date of filing, for possible disclosure and recognition in the financial statements.